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                               THIRD AMENDMENT TO
              GROUP PURCHASING ORGANIZATION PARTICIPATION AGREEMENT

      This Third Amendment to Group Purchasing Organization Participation Agreement ("Amendment") is entered into as of the 13th day of April, 2000, by and between QUORUM HEALTH GROUP, INC. ("Quorum"), a Delaware Corporation and PREMIER PURCHASING PARTNERS L.P., f/k/a APS Healthcare Purchasing Partners, L.P. (the "Partnership"), a California Limited Partnership.

      WHEREAS, Quorum and the Partnership entered into a Group Purchasing Organization Participation Agreement (the "GPO Agreement") dated November 30, 1995, which was amended by a First Amendment to Group Purchasing Organization Participation Agreement (the "First Amendment") dated June 1, 1997 and a Second Amendment to Group Purchasing Organization Agreement effective as of December 31, 1999 (the "Second Amendment") (the GPO Agreement, the First Amendment and the Second Amendment are collectively referred to herein as the Agreement); and

      WHEREAS, the parties have entered into discussions to extend and modify their relationship and desire to further amend certain provisions of the Agreement as further set forth herein.

      NOW, THEREFORE, in consideration of the foregoing, the parties hereby amend the Agreement as follows:

      1. Section 3 of the Second Amendment is amended by replacing the date "December 31, 1999" in subsection (a) thereof with the date "March 31, 2000."

      2. Any provisions of the Agreement not amended herein shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have caused this amendment to be executed by their duly authorized representatives.

PREMIER PURCHASING PARTNERS, L. P.

BY:   PREMIER PLANS, INC.

      Its General Partner

      By:        ______________________

      Name:      ______________________

      Title:     ______________________

QUORUM HEALTH GROUP, INC.

By:        _______________________

Name:      _______________________

Title:     _______________________